Exhibit 4.2

BOLT
[LOGO]

NUMBER	SHARES

N

COMMON STOCK	BOLT TECHNOLOGY CORPORATION	COMMON STOCK
INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT

CUSIP 097698 10 4

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE OF THE COMMON STOCK, OF

BOLT TECHNOLOGY CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

(SEAL of BOLT)     WITNESS the seal and the signatures of its duly authorized officers.

Dated:

/s/	/s/
Treasurer	President

BOLT TECHNOLOGY CORPORATION

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT -	as tenants by the entireties	(Cust)	(Minor)
JT TEN -	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

    IDENTIFYING NUMBER OF ASSIGNEE

[	]
[	]

____________________________________________________________________________________________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

____________________________________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________________________________

                                                                                                                                                                                                     Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.